SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
(the "Fund")

Supplement Dated April 21, 1998
To Prospectus Dated January 28, 1998


In addition to the investment strategies described in the Prospectus under "Investment Objectives and Management Policies-Options on Securities" and "Options on Broad-Based Domestic Stock Indexes", the Fund may, for hedging purposes and/or to generate income, write put options on securities or stock indexes traded on national securities exchanges as well as in the over-the-counter market ("OTC Options"). There are certain risks associated with option transactions. Writing a put option, for example, could force the Fund to purchase securities at inopportune times or for prices higher or lower than the current market value. Please see the Prospectus for further information on the use of option transactions.